Capital Management	12 Months Ended
Mar. 31, 2025
Disclosure of notes and other explanatory information [Abstract]
Capital Management	Capital Management
As at March 31, 2025, the capital structure of the Company consists of $713.2 million (March 31, 2024 – $706.7 million) in shareholders’ equity and debt.

The Company’s objectives when managing capital are to ensure that there are adequate capital resources to safeguard the Company’s ability to continue as a going concern and maintain adequate levels of funding to support ongoing operations and future growth such that the Company can continue to deliver returns to shareholders and benefits for other stakeholders.
From time to time, the Company may adjust its capital structure in light of changes in economic conditions and the risk characteristics of the Company’s underlying assets. In addition, the Company plans to use existing funds, as well as funds from the future sale of products to fund operations and expansion activities.